SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 31, 2005

BioCryst Pharmaceuticals, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
 (Address of Principal Executive Office)

(205) 444-4600
 (Registrant’s telephone number, including area code)

Item 8.01 Other Events.

          On August 31, 2005, Registrant issued a press release announcing the initiation of a Phase II clinical trial with oral Fodosine™ in patients with advanced, refractory chronic lymphocytic leukemia (CLL). The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

          Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Registrant’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K.  The information available at Registrant’s Internet address is not part of this Current Report on Form 8-K or any other report filed by Registrant with the Securities and Exchange Commission.

Item 9.01 Exhibits.

Exhibit No.	Description

99.1	Press release dated August 31, 2005 entitled “BioCryst Initiates Fodosine™ Oral Phase II Clinical Trial in Patients with Advanced, Fludarabine-Refractory Chronic Lymphocytic Leukemia (CLL)”.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2005	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Michael A. Darwin

Michael A. Darwin
Chief Financial Officer and Chief
Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 31, 2005 entitled “BioCryst Initiates Fodosine™ Oral Phase II Clinical Trial in Patients with Advanced, Fludarabine-Refractory Chronic Lymphocytic Leukemia (CLL)”.